Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of November 30, 2000.

(2)	Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

(3)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended August 31, 2000.

(4)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three-Month Period Ended November 30, 2000.

(5)	Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

      The following unaudited pro forma condensed consolidated financial statements have been prepared to give the effect to the acquisition of substantially all of the assets and the assumption of certain liabilities of Consumer Cap Corporation (“Consumer”) by a wholly-owned subsidiary of Portola Packaging, Inc. (“Portola”). These pro forma financial statements do not purport to be indicative of the consolidated financial position or results of operations for future periods or the results that actually would have been realized had Portola and Consumer been a consolidated company during the specified periods.

      The acquisition of Consumer was accounted for using the purchase method of accounting pursuant to which the purchase price at closing was allocated to the tangible and intangible assets and liabilities assumed based on their estimated fair values. The purchase allocations were made based upon valuations and other studies that have been completed.

      The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements and the notes thereto of Portola which were previously reported in Portola’s Annual Report on Form 10-K for the year ended August 31, 2000 and the Quarterly Report on Form 10-Q for the quarter ended November 30, 2000, and the financial statements of Consumer for the eleven-month period ended November 30, 2000 included elsewhere in this Form 8-K/A.

      The unaudited pro forma condensed consolidated balance sheet was prepared as if the acquisition had occurred on November 30, 2000, combining both Portola’s and Consumer’s financial position as of November 30, 2000, and the Consumer financial information as of November 30, 2000. The unaudited pro forma condensed consolidated statements of operations for the year ended August 31, 2000 and the three-month period ended November 30, 2000 were prepared as if the acquisition had occurred on September 1, 1999. To prepare the unaudited pro forma condensed consolidated statements of operations for the year ended August 31, 2000, Portola’s statement of operations for the year ended August 31, 2000 has been combined with Consumer’s statement of operations for the eleven-month period ended November 30, 2000. To prepare the unaudited pro forma condensed consolidated statement of operations for the three-month period ended November 30, 2000, Portola’s statement of operations for the three-month period ended November 30, 2000 was combined with Consumer’s statement of operations for the three-month period ended November 30, 2000.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

November 30, 2000
(in thousands)

			Pro Forma		Portola
	Portola	Consumer	Adjustments		Pro Forma

Current assets:

Cash and cash equivalents	$3,298	$75	$—		$3,373

Accounts receivable, net	24,030	1,158	—		25,188

Inventories	13,944	1,070	—		15,014

Other current assets	1,361	21	—		1,382

Deferred income taxes	2,862	—	—		2,862

Total current assets	45,495	2,324			47,819

Property, plant and equipment, net	80,408	4,472	(71)	(3)	84,809

Goodwill, net	12,492	—	—		12,492

Debt financing costs, net	2,215	—	—		2,215

Patents, net	2,957	—	1,800	(3)	4,757

Investment in/advances to unconsolidated affiliates, net	586	—	—		586

Other assets, net	1,201	24	1,812	(3)	3,037

Total assets	$145,354	$6,820	$3,541		$155,715

Current liabilities:

Current portion of long-term debt	$241	$2,931	$(2,749)	(4)	$423

Revolving line of credit	—	1,460	(1,460)	(4)	—

Accounts payable	11,485	2,063	475	(7)	14,023

Book overdraft	—	35	—		35

Due to related parties	—	1,020	(1,020)	(4)	—

Accrued liabilities	9,438	665	(637)	(4)	9,466

Accrued compensation	3,986	142	—		4,128

Accrued interest	1,966	212	(212)	(4)	1,966

Accrued royalties	—	198	—		198

Total current liabilities	27,116	8,726	(5,603)		30,239

			452	(5)

Long-term debt, less current portion	135,919	826	4,474	(4)	141,671

Other long term obligations	1,006	—	636	(6)	1,642

Deferred income taxes	2,127	—	—		2,127

Total liabilities	166,168	9,552	(41)		175,679

Minority interest	88	—	—		88

Redeemable warrants to purchase Class A Common Stock	12,767	—	—		12,767

Redeemable preferred stock	—	5,881	(5,881)	(1)	—

			300	(4)

			550	(2)

Total common stock and other shareholders’ equity (deficit)	(33,669)	(8,613)	8,613	(1)	(32,819)

Total liabilities, minority interest, redeemable warrants, redeemable preferred stock, common stock and other shareholders’ equity (deficit)	$145,354	$6,820	$3,541		$155,715

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED BALANCE SHEET

November 30, 2000
(in thousands)

      The unaudited pro forma condensed consolidated balance sheet gives effect to the following unaudited pro forma adjustments:

1.	Adjustment to eliminate Consumer’s redeemable preferred stock, convertible preferred stock and shareholders’ deficit not acquired in connection with purchase accounting.

2.	Adjustment to record the fair value of common stock of Portola issued for the purchase of Consumer.

3.	Adjustments to reflect the allocation of the purchase price for Consumer of $9,300 and $475 in acquisition costs, in accordance with the purchase method of accounting as follows:

              Purchase Price:

Issuance of common stock of Portola for purchase of Consumer	$550

Adjustment to record issuance of non-compete agreements (see Note 5)	452

Estimated acquisition costs (see Note 7)	475

1,477

Plus: Assumption of Consumer’s liabilities	9,552

Less: Fair market value adjustment of liabilities assumed (see Note 4)	(1,304)

$9,725

              Allocation of Purchase Price:

Purchase Price	$9,725

Less: Fair market value of liabilities assumed and extinguished by Portola (see Note 4)	(6,078)

Less: Fair market value of remaining liabilities assumed by Portola	(2,170)

$1,477

Existing net book value of asset acquired	$(2,732)

Plus: Fair market value adjustment of liabilities assumed (see Note 4)	1,304

Plus: Increase in patents	1,800

Plus: Increase in other identifiable intangible assets	1,812

Less: Accrued liabilities for exit costs (see Note 6)	(636)

Less: Decrease in book value of property, plant and equipment to estimated fair market value	(71)

$1,477

4.	Adjustments to reflect certain of Consumer’s long-term debt ($2,749), revolving line of credit borrowing ($1,460), accrued interest ($212), accrued expenses ($637) and due to related parties ($1,020) to be paid-off by Portola and incurrence of new debt in the amount of $4,474 and issuance of common stock of Portola of $300 to extinguish these debt obligations of Consumer.

The difference between the total debt obligations of Consumer assumed by Portola of $6,078 and the amount extinguished through the pay-off of the debt or issuance of common stock of Portola in exchange for the debt obligation of $4,774 totaled $1,304.

5.	Adjustment to record the liability in the amount of $452 associated with the issuance of non-compete agreements in connection with the purchase of Consumer.

6.	Adjustment to record estimated exit costs of $636 for closing of facilities purchased from Consumer.

7.	Adjustment to record estimated acquisition costs of $475 incurred in connection with the purchase of Consumer.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

For the Year Ended August 31, 2000
(in thousands)

			Pro Forma		Portola
	Portola	Consumer	Adjustments		Pro Forma

Sales	$203,031	$9,110	$—		$212,141

Cost of sales	156,406	8,827	(152)	(4)	165,081

Gross profit	46,625	283	152		47,060

Selling, general and administrative	30,379	2,580	—		32,959

Research and development	2,922	—	—		2,922

			113	(1)

Amortization of intangibles	3,457	—	377	(1)	3,947

Restructuring costs	493	—	—		493

	37,251	2,580	490		40,321

Income (loss) from operations	9,374	(2,297)	(338)		6,739

Other (income) expense:

Interest income	(75)	(6)	—		(81)

			(370)	(2)

Interest expense	14,486	508	218	(3)	14,842

Amortization of debt financing costs	428	—	—		428

Minority interest	(118)	—	—		(118)

Equity losses of unconsolidated affiliates, net	469	—	—		469

Loss (gain) from sale of property, plant and equipment and securities	106	—	—		106

Other (income) expense, net	(14)	—	—		(14)

	15,282	502	(152)		15,632

Loss before income taxes	(5,908)	(2,799)	(186)		(8,893)

Income tax benefit	(2,165)	—	—	(5)	(2,165)

Net loss	$(3,743)	$(2,799)	$(186)		$(6,728)

Redeemable preferred stock dividends	—	(563)	—		(563)

Net loss applicable to common stock	$(3,743)	$(3,362)	$(186)		$(7,291)

Number of shares used in computing per share amounts	12,145				12,266

Basic and diluted loss per common share	$(0.31)				$(0.60)

      The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS

For the Three-Month Period Ended November 30, 2000
(in thousands)

			Pro Forma		Portola
	Portola	Consumer	Adjustments		Pro Forma

Sales	$49,462	$2,691	$—		$52,153

Cost of sales	39,089	2,623	(42)	(4)	41,670

Gross profit	10,373	68	42		10,483

Selling, general and administrative	7,042	391	—		7,433

Research and development	694	—	—		694
			28	(1)
Amortization of intangibles	860	—	94	(1)	982

Restructuring costs	1,856	—	—		1,856

	10,452	391	122		10,965

Loss from operations	(79)	(323)	(80)		(482)

Other (income) expense:

Interest income	(25)	—	—		(25)

			(94)	(2)

Interest expense	3,703	149	59	(3)	3,817

Amortization of debt financing costs	131	—	—		131

Minority interest	(73)	—	—		(73)

Loss (gain) from sale of property, plant and equipment and securities	(1,249)	—	—		(1,249)

Other (income) expense, net	133	—	—		133

	2,620	149	(35)		2,734

Loss before income taxes	(2,699)	(472)	(45)		(3,216)

Income tax benefit	(755)	—	—	(5)	(755)

Net loss	$(1,944)	$(472)	$(45)		$(2,461)

Redeemable preferred stock dividends	—	(140)	—		(140)

Net loss applicable to common stock	$(1,944)	$(612)	$(45)		$(2,601)

Number of shares used in computing per share amounts	12,180				12,301

Basic and diluted loss per common share	$(0.16)				$(0.22)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

PORTOLA PACKAGING, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2000 and
Three-Month Period Ended November 30, 2000
(in thousands)

      The unaudited pro forma condensed consolidated statements of operations give effect to the following unaudited pro forma adjustments:

1.	Adjustment to reflect amortization of identifiable intangible assets as follows:

	Amortization		Annual
	Period	Amount	Amortization

Customer list	6	$1,000	$167

Trade name	3	360	120

Non-compete agreements	5	452	90

		$1,812	$377

Patents	16	$1,800	$113

2.	Adjustment to eliminate interest expense on revolving line of credit and long-term debt paid-off by Portola at time of closing.

3.	Adjustment to reflect interest expense on borrowings under Portola’s credit facility to finance pay-off of certain of Consumer’s debt obligations at the time of closing as follows:

Amount borrowed	$4,474

Interest rate	9%

4.	Adjustment to reflect depreciation expense on property, plant and equipment on new basis.

Depreciation expense on old basis	$1,037

Depreciation expense on new basis	885

Depreciation adjustment	152

5.	No income tax benefit has been recognized for the net loss of Consumer due to the limitations under Section 382 of the Internal Revenue Code of 1986 as amended and due to Portola's current tax position.